UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

REGIONAL BRANDS INC.
(Exact name of registrant as specified in its charter)

Delaware	33-131110-NY	11-2831380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Cleveland, Ohio	44124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 825-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).     Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Informational Meeting and Webcast for Stockholders

Regional Brands Inc. (“Regional Brands” or the “Company”) will host an informational meeting for its stockholders at which it will report on the business results, activities and plans of the Company and its B.R. Johnson, LLC subsidiary.

The informational meeting will be held:

Wednesday, August 30, 2017 at 12:00 p.m., EDT

Stockholders of the Company are invited to join the meeting in person at:

Canterbury Golf Club

22000 S. Woodland Road

Beachwood, OH 44122

For those stockholders unable to attend the meeting in person, the Company will provide a live webcast of the business presentation to be made at the meeting. Stockholders and other interested parties may access the webcast in the following ways:

•	A simultaneous webcast of the business presentation, including audio and slides, will be accessible at the Company’s website at www.regionalbrandsinc.com under the “Investor Relations” tab.

•	A copy of the webcast business presentation slides will be posted to www.regionalbrandsinc.com under the “Investor Relations” tab prior to the webcast.

•	An archive of the webcast presentation will be posted at www.regionalbrandsinc.com under the “Investor Relations” tab following the meeting.

About Regional Brands Inc.

Regional Brands Inc. (“Regional Brands”) is a publicly traded holding company seeking to acquire substantial ownership in regional companies with strong brand recognition, stable revenues and profitability. For more information, please visit: www.regionalbrandsinc.com.

About B.R. Johnson, LLC

B.R. Johnson, LLC (“BRJ”) is a building products distributor and contractor specializing in windows, doors, hardware, and specialty products. The company was founded in 1928 and has maintained a reputation of representing products that are considered to be among the best in their product category. BRJ services numerous markets, primarily in the commercial segment, including educational buildings, multifamily housing, health care, historic conversions, and energy performance contracting.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that reflect Regional Brands’ current expectations and projections about its future results, performance, prospects and opportunities. Regional Brands has tried to identify these forward-looking statements by using words such as “may,” “should,” “expect,” “hope,” “anticipate,” “expect,” “believe,” “intend,” “plan,” “estimate” and similar expressions. These forward-looking statements are based on information currently available to Regional Brands and are subject to a number of risks, uncertainties and other factors that could cause its actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements involve significant risks and uncertainties, and no assurance can be given that the actual results will be consistent with these forward-looking statements. Investors should read carefully Regional Brands’ filings with the SEC for information regarding risk factors that could affect Regional Brands’ results. Except as otherwise required by federal securities laws, Regional Brands undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONAL BRANDS INC.

Date: August 15, 2017
	By:	/s/ Fred DiSanto
	Name:	Fred DiSanto
	Title:	Chief Executive Officer